Vantage Drilling Company Deutsche Bank Leveraged Finance Conference Scottsdale, Arizona September 29, 2015 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
•
our limited operating history;
•
availability of investment opportunities;
•
general volatility of the market price of our securities;
•
changes in our business strategy;
•
our ability to consummate an appropriate investment opportunity within given time constraints;
•
availability of qualified personnel;
•
changes in our industry, interest rates, the debt securities markets or the general economy;
•
changes in governmental, tax and environmental regulations and similar matters;
•
changes in generally accepted accounting principles by standard-setting bodies; and
•
the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

Company Overview Vantage Offices 4 Jackups 3 Drillships

Important Considerations
•
Vantage’s liquidity position is strong at about $250 million.
•
Vantage
has
retired
about
$400
million
in
debt
from
operating
cashflows
over
the
past 7
quarters.
•
Vantage has very limited scheduled maturities before late 2017, only about $12 million per quarter.
•
Vantage, like most of our peers, has made significant overhead reductions to buffer the impact of poor market conditions.  Like other companies, our long-term health is dependent upon some recovery in the market.
•
Vantage has a new, modern fleet of high-specification assets, as well as an outstanding track record and reputation.  This puts us in a position to strengthen our company, even during a period of extreme market disruption.  Vantage and financial advisor, Lazard, are working to increase the company’s equity capitalization, liquidity and balance sheet so that Vantage will be better positioned to meet all challenges until such time as conditions begin to improve.

Significant Ongoing Matters
Petrobras
Contract Arbitration
•
Petrobras
wrongfully terminated the contract for Titanium Explorer on August 31, 2015.
Backlog of about $1.1 billion (~5.5 years) was remaining.
•
Vantage has commenced arbitration proceedings in Texas for recovery of damages.
Cobalt Explorer Contract Arbitration
•
Cobalt Explorer Holdings Company notified DSME that it was terminating the construction contract for UDW drillship Cobalt Explorer pursuant to the contractual terms.
•
DSME also gave notice later that it intended to cancel the contract.  DSME filed for arbitration in the UK.
•
CEHC has filed with KEXIM for payment of $59.5 million (plus interest) pursuant to a refund guarantee.  KEXIM is awaiting results of arbitration.
Strengthening Balance Sheet
•
Vantage and Financial Advisors (Lazard/Weil) are discussing possible restructuring scenarios with large debt holders in order to strengthen the company’s balance sheet and reduce interest burden.

Strategic Overview
Vantage was founded with a vision of
bringing the best people together
with the highest specification,
modern fleet in the offshore drilling
industry.
With exceptional operating
performance and a focus on service,
we have built an excellent portfolio of
customers who have provided us
with repeat business.
Financial
Structure
Long Term
Customer
Relationships
High
Specification
Assets
Experienced
People

Our People
•
incident rate in 2014 and 2013 were .35
and .32, respectively, as we completed
approximately 2.8 million and 2.5 million
man-hours
•
Jack-up fleet has achieved approximately
99% productive time over the first 72
months of operations.  Each jack-up
construction project was completed on-
time and on budget
•
Our exceptional operating experience and
technical expertise has resulted in
additional business opportunities as
Vantage
has
been
selected
to
manage
3
rd
party shipyard projects and rig operations
Our senior management team
averages over 30 years of
Industry experience
The cornerstones of our corporate
culture are safety and professionalism
Industry
leading
safety
record
–
Lost
time

High Specification Assets
In-house technical team is currently managing the
construction of two 7
th
generation UDW drillships
at the shipyard.
Jackup
fleet has achieved approximately 99% productive
time for the first 72 months of operations
We have built a fleet of new, premium assets
that our customers demand now and for the
future.
High-specification drillships
combined with deep in-house
operations and technical teams, have been the key to
awards to Vantage of high-profile, complex, ultra-
deepwater projects

Fleet Status
2014
2015
2016
Rig
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Jackups
Emerald Driller
$156,000 (2 years)
$80,000
3 wells
8 well options
Sapphire Driller
$183,000 (18 months)
$140,000 (6 months)
Aquamarine Driller
$155,000
$130,000
Topaz Driller
$155,000
$152,500 (1 well)
$130,000
$130,000
$99,000
2 well options ($99,000)
Drillships
Platinum Explorer
$590,000 (5 years)
Titanium Explorer
(2)
$585,000
Tungsten Explorer
5 wells
60 days
$641,000 (2 years firm)
Contracted
Option
Letter of Award;
Commisioning /
Contract
subject to conditions
Mobilization
Notes:
(2) The average drilling revenue per day for the Titanium Explorer includes the achievement of the 12.5% bonus opportunity.
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total estimated revenue includes mobilization and demobilization fees and other contractual revenues associated with the drilling services.

ओएनजीसी ONGC

BR PETROBRAS

TOTAL

PTTEP

PETRONAS

PERENCO

VAALCO ENERGY, INC.

VANTAGE
DRILLING COMPANY

Strong Customer Base We have focused our marketing efforts on customers with long-term drilling requirements with the opportunity for long-term contracts

Market Conditions
•
Deliveries
of
newbuild
rigs
have
saturated
the
marketplace and are negatively impacting
pricing.
•
Because of ready availability of rigs (from added
supply), customers are not contracting rigs as
far in advance as they had previously.
•
The “collapse” in oil prices has led to drastic
capital spending reductions for offshore drilling
(15-30%)
•
Numerous older and lower-specification rigs
have recently been stacked and are not being
actively marketed.  Many of these will likely
never return to service.  For the first time in
years, rigs are actually being scrapped.
Considerations –
•
By the end of 2016,
How many rigs will have been cold
stacked or scrapped?
Even with new rig deliveries, will the
global fleet of remaining workable
rigs be at the level of 2010/2011?
How soon and how much will
Petrobras
demand be a major
factor?
What will be the price of oil?
Perennial growth in oil consumption,
coupled with a double-digit
reduction in E&P spending will
produce higher oil prices.
The recovery may be much faster
than generally expected from initial
uptick in rig demand..

($ in millions)
2009
2010
2011
2012
2013
2014

($ in millions)
2009
2010
2011
2012
2013
2014

($ in millions)
2009
2010
2011
2012
2013
2014

VANTAGE
DRILLING COMPANY

Significant Growth Achieved
Emerald Driller
Sapphire Driller
Aquamarine Driller
Topaz Driller
Platinum Explorer
Titanium Explorer
Tungsten Explorer
December 2008
July 2009
September 2009
December 2009
November 2010
April 2012
July 2013
$-
$200.0
$400.0
$600.0
$800.0
$1,000.0
$111.5
$278.4
$485.8
$471.5
$732.1
$875.6
Revenue
$-
$75.0
$150.0
$225.0
$300.0
$18.4
$46.9
$110.2
$146.6
$256.9
$293.3
Income from Operations
$-
$75.0
$150.0
$225.0
$300.0
$375.0
$450.0
$30.2
$81.8
$176.0
$216.0
$365.2
$418.8
Adjusted EBITDA

($ in millions)
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

VANTAGE DRILLING COMPANY

Debt Maturities and Leverage
•
No significant debt maturities
until 2017
•
We have retired approximately
$400 million of debt over the
last 7 quarters; saving $22.5
million per year of cash interest
As of December 31,
June 30,
2015
2011
2012
2013
2014
Long-term Debt
$1,246.4
$2,710.6
$2,852.1
$2,632.8
$2,531.0
Long-term Debt / LTM
EBITDA
7.1 x
12.6 x
7.8 x
6.3x
6.2x
$-
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
$1,600.0
Debt Maturities

Vantage Drilling Questions and Answers